UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT Pursuant

to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 29, 2020

HYCROFT MINING HOLDING CORPORATION

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38387	82-2657796
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8181 E. Tufts Avenue, Suite 510 Denver, Colorado	80237

(Address of principal executive offices)	(Zip Code)

(303) 524-1947

(Registrant’s Telephone Number, Including Area Code)

Mudrick Capital Acquisition Corporation
527 Madison Avenue, 6th Floor
New York, New York 10022

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	HYMC	The Nasdaq Capital Market

Warrants to purchase Common Stock	HYMCW	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

EXPLANATORY NOTE

The purpose of this Amendment No. 1 on Form 8-K/A to Hycroft Mining Holding Corporation’s Current Report on Form 8-K, originally filed with the Securities and Exchange Commission on June 4, 2016 (the “Form 8-K”), is solely to furnish our XBRL (eXtensible Business Reporting Language) interactive data files as an exhibit to the Form 8-K in accordance with Regulation S-T.

No other changes have been made to the Form 8-K. This Amendment No. 1 speaks as of the original filing date of the Form 8-K, does not reflect events that may have occurred subsequent to the original filing date and does not modify or update in any way disclosures made in the original Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

101.INS XBRL Instance*

101.SCH XBRL Taxonomy Extension Schema*

101.CAL XBRL Taxonomy Extension Calculation*

101.DEF XBRL Taxonomy Extension Definition*

101.LAB XBRL Taxonomy Extension Labeled*

101.PRE XBRL Taxonomy Extension Presentation*

* Furnished herewith.

EXHIBIT INDEX

101.INS	XBRL Instance*

101.SCH	XBRL Taxonomy Extension Schema*

101.CAL	XBRL Taxonomy Extension Calculation*

101.DEF	XBRL Taxonomy Extension Definition*

101.LAB	XBRL Taxonomy Extension Labeled*

101.PRE	XBRL Taxonomy Extension Presentation*

 *        Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 9, 2020	Hycroft Mining Holding Corporation

	By:	/s/ Stephen M. Jones
Stephen M. Jones
Executive Vice President and Chief Financial Officer

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